EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

GSAA 05-09          It is only Preliminary Structure!!

                     --------------------
Statistical Balance:  $873,597,281.53
                     --------------------
              Loans:         2930
                     --------------------



---------------------------------------------------------------------------------------------------------------------------------
   S&P/Moodys            Class            Type            Size            Cr.Spt            AvL            Price/100
=================================================================================================================================


    AAA/Aaa               A1               FLT       479,484,000.00        7.15              1               100.00
    AAA/Aaa               A2               FLT       152,672,000.00        7.15              3               100.00
    AAA/Aaa               A3               FLT       178,979,000.00        7.15            5.62              100.00

    AA+/Aa1               M1               FLT        11,793,000.00        5.80            4.44              100.00

     AA/Aa2               M2               FLT         8,735,000.00        4.80            4.42              100.00

    AA-/Aa3               M3               FLT         4,367,000.00        4.30            4.41              100.00

     A+/A1                M4               FLT         4,367,000.00        3.80            4.41              100.00

      A/A2                M5               FLT         4,367,000.00        3.30            4.41              100.00

     A-/A3                M6               FLT         4,367,000.00        2.80             4.4              100.00

   BBB+/Baa1              B1               FLT         4,367,000.00        2.30            4.37              100.00

   BBB/Baa2               B2               FLT         4,367,000.00        1.80            4.26              100.00

   BBB-/Baa3              B3               FLT         4,367,000.00        1.30            4.04              100.00

    BB/Ba2                B4               FIX         4,367,000.00        0.80             3.6              87.20





------------------------------------------------------------
   S&P/Moodys              Coupon            Prin Window
============================================================

    AAA/Aaa               1mL + []          08/05 - 10/07
    AAA/Aaa               1mL + []          10/07 - 07/09
    AAA/Aaa               1mL + []          07/09 - 12/11

    AA+/Aa1               1mL + []          10/08 - 12/11

     AA/Aa2               1mL + []          09/08 - 12/11

    AA-/Aa3               1mL + []          09/08 - 12/11

     A+/A1                1mL + []          09/08 - 12/11

      A/A2                1mL + []          09/08 - 12/11

     A-/A3                1mL + []          08/08 - 12/11

   BBB+/Baa1              1mL + []          08/08 - 12/11

   BBB/Baa2               1mL + []          08/08 - 09/11

   BBB-/Baa3              1mL + []          08/08 - 01/11

    BB/Ba2                   5%             08/08 - 03/10




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




                      0.729166667
               0.7458333333333330

                      1.183333333            Date/Month <=    % Orig Coll Bal                      25          0.500000000000000
               1.2000000000000000                         25               0.5                     26          0.520833333333333
                                                          26       0.541666667                     27          0.541666666666667
               0.0166666666666667                         27       0.583333333                     28          0.562500000000000
                                                          28             0.625                     29          0.583333333333333
                      0.958333333                         29       0.666666667                     30          0.604166666666667
               0.9750000000000010                         30       0.708333333                     31          0.625000000000000
                                                          31              0.75                     32          0.645833333333333
                                                          32       0.791666667                     33          0.666666666666666
               0.0208333333333333                         33       0.833333333                     34          0.687500000000000
                      1.729166667                         34             0.875                     35          0.708333333333333
               1.7500000000000000                         35       0.916666667                     36          0.729166666666666
                                                          36       0.958333333                     37          0.750000000000000
                                                          37                 1                     38          0.770833333333333
              0.00416666666666667                         38       1.041666667                     39          0.791666666666667
                      1.795833333                         39       1.083333333                     40          0.812500000000000
              1.80000000000000000                         40             1.125                     41          0.833333333333333
                                                          41       1.166666667                     42          0.854166666666667
                                                          42       1.208333333                     43          0.875000000000000
                                                          43              1.25                     44          0.895833333333333
                                                          44       1.291666667                     45          0.916666666666666
                                                          45       1.333333333                     46          0.937500000000000
                                                          46             1.375                     47          0.958333333333333
                                                          47       1.416666667                     48          0.979166666666666
                                                          48       1.458333333                     49          1.000000000000000
                                                          49               1.5                     50          1.016666666666670
                                                          50       1.520833333                     51          1.033333333333330
                                                          51       1.541666667                     52          1.050000000000000
                                                          52            1.5625                     53          1.066666666666670
                                                          53       1.583333333                     54          1.083333333333330
                                                          54       1.604166667                     55          1.100000000000000
                                                          55             1.625                     56          1.116666666666670
                                                          56       1.645833333                     57          1.133333333333330


                                                          57       1.666666667                     58          1.150000000000000
                                                          58            1.6875                     59          1.166666666666670
                                                          59       1.708333333                     60          1.183333333333330
                                                          60       1.729166667                    360          1.200000000000000
                                                          61              1.75
                                                          62       1.754166667
                                                          63       1.758333333
                                                          64            1.7625
                                                          65       1.766666667
                                                          66       1.770833333
                                                          67             1.775
                                                          68       1.779166667
                                                          69       1.783333333
                                                          70            1.7875
                                                          71       1.791666667
                                                          72       1.795833333


Goldman Sachs                    GSAA 05 09
================================================================================

=================================       ===================================       =====================================
Stats                                   Original Term              Percent        Original LTV                 Percent
---------------------------------       -----------------------------------       -------------------------------------

Count: 2930                             340                           0.04        0.001 - 50.000                  3.22
Schedule Balance:                       360                          99.96        50.001 - 60.000                 5.40
$878,195,929.26                         -----------------------------------       60.001 - 70.000                13.24
AverageSched Bal: $299,725.57           Total:                      100.00        70.001 - 75.000                10.82
GrossWAC: 5.922                         ===================================       75.001 - 80.000                60.66
NetWAC: 5.597                                                                     80.001 - 85.000                 0.65
OTERM: 360                                                                        85.001 - 90.000                 4.43
RTERM: 359                              ===================================       90.001 - 95.000                 1.41
ATERM: 358                              RemTerm                    Percent        95.001 - 100.000                0.17
AGE: 1                                  -----------------------------------       -------------------------------------
First CAP: 5.41                         335.000                       0.04        Total:                        100.00
Periodic CAP: 2.75                      351.000                       0.05        =====================================
MAXRATE: 11.53                          352.000                       0.03
MINRATE: 2.42                           353.000                       0.53
MTR: 45.73                              354.000                       1.69        =====================================
MARGIN: 2.38                            355.000                       1.69        Combined LTV                 Percent
OLTV: 75.58                             356.000                       1.67        -------------------------------------
COLTV: 84.90                            357.000                       3.40        0.001 - 50.000                  2.58
FICO: 713.975                           358.000                      18.06        50.001 - 60.000                 4.59
=================================       359.000                      52.29        60.001 - 70.000                 9.92
                                        360.000                      20.54        70.001 - 75.000                 7.15
                                        -----------------------------------       75.001 - 80.000                18.97
===================================     Total:                      100.00        80.001 - 85.000                 2.21
Current Rate               Percent      ===================================       85.001 - 90.000                13.94
-----------------------------------                                               90.001 - 95.000                10.97
3.501 - 4.000                0.11                                                 95.001 - 100.000               29.67
4.001 - 4.500                0.08       ===================================       -------------------------------------
4.501 - 5.000                3.57       Am WAM                     Percent        Total:                        100.00
5.001 - 5.500               18.48       -----------------------------------       =====================================
5.501 - 6.000               42.98       0.000 - 59.999               90.71
6.001 - 6.500               25.07       60.000 - 119.999              0.01
6.501 - 7.000                7.79       300.000 - 359.999             7.23        =====================================
7.001 - 7.500                1.64       360.000 >=                    2.05        FICO                         Percent
7.501 - 8.000                0.28       -----------------------------------       -------------------------------------
-----------------------------------     Total:                      100.00        0.000 - 19.999                  0.08
Total:                     100.00       ===================================       580.000 - 599.999               0.09
===================================                                               600.000 - 619.999               0.25
                                                                                  620.000 - 639.999               3.34
                                        ===================================       640.000 - 659.999               6.92
===================================     Age                        Percent        660.000 - 679.999              15.22
Scheduled Balance          Percent      -----------------------------------       680.000 - 699.999              14.65
-----------------------------------     0                            20.54        700.000 - 719.999              16.38
0.01 - 50,000.00              0.05      1                            52.29        720.000 - 739.999              13.17
50,000.01 - 100,000.00        1.40      2                            18.06        740.000 - 759.999              11.45
100,000.01 - 150,000.00       6.42      3                             3.40        760.000 - 779.999               8.99
150,000.01 - 200,000.00       9.51      4                             1.67        780.000 - 799.999               6.97
200,000.01 - 250,000.00       9.23      5                             1.73        800.000 - 819.999               2.49
250,000.01 - 275,000.00       5.83      6                             1.69        -------------------------------------
275,000.01 - 350,000.00      16.53      7                             0.53        Total:                        100.00
350,000.01 - 400,000.00       9.83      8                             0.03        =====================================
400,000.01 - 450,000.00       7.48      9                             0.05
450,000.01 - 500,000.00       7.45      -----------------------------------
500,000.01 - 550,000.00       4.35      Total:                      100.00        =====================================
550,000.01 - 600,000.00       4.33      ===================================       PMI                          Percent
600,000.01 - 750,000.00       7.28                                                -------------------------------------
750,000.01 - 850,000.00       1.56                                                CMAC                            0.37
850,000.01 - 950,000.00       2.15      ===================================       GEMICO                          1.51
950,000.01 - 1,000,000.00     2.03      States                     Percent        MORTGAGE GUARANTY INSURANCE CO  0.75
1,000,000.01 - 1,250,000.00   0.92      -----------------------------------       OLTV <= 80 - NO MI             93.34
1,250,000.01 - 1,500,000.00   2.04      CA                           49.70        PMI MORTGAGE INSURANCE CO       2.08
1,500,000.01 >=               1.62      FL                            7.39        RADIAN                          0.57
-----------------------------------     AZ                            4.22        REPUBLIC MORTGAGE INSUANCE CO   0.60
Total:                      100.00      CO                            3.09        TRIAD                           0.38
===================================     NV                            3.32        UGIC                            0.40
                                        WA                            2.28        -------------------------------------
                                        MA                            3.56        Total:                        100.00
                                        IL                            1.89        =====================================
                                        VA                            2.75
                                        OH                            1.30
                                        Other                        20.50
                                        -----------------------------------
                                        Total:                      100.00
                                        ===================================





===================================
Occupancy Code             Percent
-----------------------------------

NON OWNER                    13.39
OWNER OCCUPIED               82.12
SECOND HOME                   4.49
-----------------------------------
Total:                      100.00
===================================


===================================
Property Type              Percent
-----------------------------------
2-4 FAMILY                    7.06
CONDO                        11.54
CO-OP                         0.14
PUD                          19.78
SINGLE FAMILY                61.46
TOWNHOUSE                     0.03
-----------------------------------
Total:                      100.00
===================================


===================================
Purpose                    Percent
-----------------------------------
CASHOUT REFI                 25.37
CONSTRUCTION                  0.04
PURCHASE                     64.66
RATE/TERM REFI                9.92
-----------------------------------
Total:                      100.00
===================================


===================================
Documentation Type         Percent
-----------------------------------
FULL/ALT DOC                 42.59
NO DOC/NINA/NO RATIO         13.57
STATED INCOME                43.83
-----------------------------------
Total:                      100.00
===================================


===================================
Interest Only              Percent
-----------------------------------
N                             9.29
Y                            90.71
-----------------------------------
Total:                      100.00
===================================


===================================
Interest Only Term         Percent
-----------------------------------
0.000                         9.29
24.000                        0.07
36.000                        5.18
60.000                       52.55
84.000                        0.65
120.000                      32.26
-----------------------------------
Total:                      100.00
===================================


===================================
Silent                     Percent
-----------------------------------
N                            45.97
Y                            54.03
-----------------------------------
Total:                      100.00
===================================


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================
                        Jun 27, 2005 17:43                          Page 1 of 2

Goldman Sachs                    GSAA 05 09
================================================================================


===================================     ===================================      ===================================
Prepay Flag                Percent      First Adjustment Cap       Percent       Number of Units            Percent
-----------------------------------     -----------------------------------      -----------------------------------

N                            79.38      1.000                         1.01       1                            92.94
Y                            20.62      2.000                         7.64       2                             3.33
-----------------------------------     3.000                         5.86       3                             1.88
Total:                      100.00      4.000                         0.41       4                             1.85
===================================     5.000                        53.17       -----------------------------------
                                        5.983                         0.03       Total:                      100.00
                                        6.000                        23.78       ===================================
===================================     12.000                        8.10
Prepay Term                Percent      -----------------------------------
-----------------------------------     Total:                      100.00       ===================================
0.000                        79.38      ===================================      Product Type               Percent
4.000                         0.07                                               -----------------------------------
6.000                         1.01                                               1 MONTH ARM                   4.27
7.000                         0.09      ===================================      1 YEAR ARM                    4.67
12.000                        6.36      Periodic Cap               Percent       2 YEAR ARM                    3.78
24.000                        1.56      -----------------------------------      3 YEAR ARM                   11.79
36.000                        9.76      1.000                        13.73       5 YEAR ARM                   66.69
42.000                        0.11      1.500                         0.02       6 MONTH ARM                   8.02
60.000                        1.66      2.000                        76.27       7 YEAR ARM                    0.77
-----------------------------------     6.000                         1.88       -----------------------------------
Total:                      100.00      12.000                        8.10       Total:                      100.00
===================================     -----------------------------------      ===================================
                                        Total:                      100.00
                                        ===================================
===================================                                              ===================================
DTI                        Percent                                               Self Employment Flag       Percent
-----------------------------------     ===================================      -----------------------------------
<= 0.000                     13.96      Max Rate                   Percent       N                            74.91
0.001 - 10.000                0.18      -----------------------------------      Y                            25.09
10.001 - 20.000               2.56      8.501 - 9.000                 0.03       -----------------------------------
20.001 - 30.000              11.11      9.001 - 9.500                 0.07       Total:                       100.00
30.001 - 40.000              38.79      9.501 - 10.000                1.66       ===================================
40.001 - 50.000              30.69      10.001 - 10.500              11.32
50.001 - 60.000               2.72      10.501 - 11.000              24.32
-----------------------------------     11.001 - 11.500              16.89       ===================================
Total:                      100.00      11.501 - 12.000              29.80       Originator                 Percent
===================================     12.001 - 12.500               9.95       -----------------------------------
                                        12.501 - 13.000               2.54       COUNTRYWIDE                  28.35
                                        13.001 - 13.500               0.73       GMAC                         19.48
===================================     13.501 - 14.000               0.61       GREENPOIN                    12.77
Conforming                 Percent      14.001 - 14.500               0.16       GS MORTGAGE CONDUIT          35.46
-----------------------------------     15.001 >=                     1.92       NATCITY                       3.94
CONFORMING                   54.50      -----------------------------------      -----------------------------------
NON CONFORMING               45.50      Total:                      100.00       Total:                      100.00
-----------------------------------     ===================================      ===================================
Total:                      100.00
===================================
                                        ===================================
                                        Floor Rate                 Percent
===================================     -----------------------------------
Arm Index                  Percent      1.501 - 2.000                 1.90
-----------------------------------     2.001 - 2.500                82.05
1 MONTH LIBOR                 8.95      2.501 - 3.000                 7.91
1 YEAR CMT                    0.29      3.001 - 3.500                 4.61
1 YEAR LIBOR                 60.45      3.501 - 4.000                 2.74
6 MONTH LIBOR                30.32      4.001 - 4.500                 0.46
-----------------------------------     5.001 - 5.500                 0.07
Total:                      100.00      5.501 - 6.000                 0.22
===================================     6.001 - 6.500                 0.03
                                        6.501 - 7.000                 0.01
                                        -----------------------------------
===================================     Total:                      100.00
Margins                    Percent      ===================================
-----------------------------------
1.501 - 2.000                 1.90
2.001 - 2.500                84.63
2.501 - 3.000                 7.65
3.001 - 3.500                 4.36
3.501 - 4.000                 1.33
4.001 - 4.500                 0.13
-----------------------------------
Total:                      100.00
===================================










-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================
                        Jun 27, 2005 17:43                          Page 2 of 2